JASON INCORPORATED
        411 East Wisconsin Avenue  Suite 2500  Milwaukee, WI 53202
                                PROXY
        This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints Vincent Martin and Mark Train, or either of them, as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Jason Incorporated held of record by the undersigned on March 4, 1996, and which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 24, 1996 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.


1.   ELECTION OF DIRECTORS:

___  FOR all nominees listed below   ___  WITHOLD AUTHORITY
       (except as marked to the           to vote for all nominees listed below
        contrary below)


              VINCENT MARTIN,MARK TRAIN,FRANK JONES,WAYNE OLDENBURG,
                           WAYNE FETHKE,DAVID DRURY


(INSTRUCTION: To withold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


           ____________________________________________________


2. TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR 1996.

     ___  FOR    ___  AGAINST  ___  ABSTAIN


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


     Properly executed Proxies received by the Company will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all six nominees listed for director and FOR Proposal 2. If other matters properly come before the meeting, this Proxy will be voted in accordance with the best judgement of the Proxies appointed.
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith dated March 15, 1996.

                                 Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administer, trustee or guardian, please give full title as such.
                                 If a corporation, please sign in full
                                 corporate name by President or other
                                 authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                 DATED: ____________________________ , 1996



                                 _____________________________________________
                                                    Signature


                                 _____________________________________________
                                             Signature if held jointly


PLEASE MARK,SIGN,DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE